UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2025

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 990 Biscayne Blvd.

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 3, 2025 (the “Issue Date”), Safe & Green Holdings Corp. (the “Company”) executed and issued a Promissory Note (“Note”) in favor of GS Capital Partners, LLC (the “Lender”) in the aggregate principal amount of $360,000 (the “Principal”), and an accompanying Securities Purchase Agreement (the “SPA”) and Registration Rights Agreement (the “RRA”).

The Note was purchased by the Lender for a purchase price of $300,000, representing an original issue discount of $60,000. The Note shall bear interest at a rate of fifteen percent (15%) per annum, with the understanding that the first twelve months of interest under the Node (equal to $54,000), shall be guaranteed and earned in full as of the Issue Date. Any amount of Principal or interest due under the Note which is not paid when due shall bear interest at eighteen percent (18%) per annum (“Default Interest”). The Note may not be prepaid in whole or in part except as explicitly set forth in the Note. The Company shall make monthly payments on the Note in the amount of $44,000, due and payable on the 3rd of each month commencing on June 3, 2025, and ending on February 3, 2025, with a final payment due and payable on March 3, 2026, in the amount equal to any remaining outstanding balance of the Note.

The Lender will have the right to convert all or any portion of the then-outstanding Principal and interest including any Default Interest (as defined in the Note) into fully paid and non-assessable shares of common stock of the Company, par value $0.01 per share (the “Common Stock”). Such conversion right is wholly contingent and subject to the approval of such conversion by a sufficient amount of holders of the Company’s common stock to satisfy the shareholder approval requirements for such action as provided in Nasdaq Rule 5635(d) (“Shareholder Approval”). The Lender may, on any calendar day, at any time after Shareholder Approval of such conversion, convert all or any portion of the then-outstanding Principal and interest (including any Default Interest) into fully paid and non-assessable share of common stock, par value $0.01 per share, of the Company (the “Common Stock”). The per share conversion price into which the Principal, interest (including any Default Interest) shall be equal to $0.65, subject to adjustment as provided in the Note (the “Conversion Price”). If at any time the Conversion Price for any conversion would be less than the par value of the Common Stock, then at the sole discretion of the Lender, the Conversion Price may equal such par value for such conversion, and the conversion amount shall be increased to include Additional Principal (where “Additional Principal” means such additional amount to be added to the conversion amount to the extent necessary to cause the number of conversion shares issuable upon such conversion to equal the same number of conversion shares as would have been issued if the Conversion Price had not been adjusted by the Lender to the par value price. The Lender shall be entitled to deduct $1,750 from the conversion amount in each notice of conversion to cover Lender’s fees associated with each notice of conversion. The Note may not be converted into shares of the Company’s common stock if the conversion would result in the Lender and its affiliates owning an aggregate of in excess of 4.99% of the then-outstanding shares of the Company’s common stock.

In connection with the issuance of the Note and the SPA, the Company will issue to the Lender 275,000 shares of Common Stock (the “Commitment Shares”) as additional consideration for the purchase of the Note.

Among others, the following shall be considered events of default under the Note (“Event of Default”): if the Company fails to pay the Principal Amount or interest when due on the Note; the Company fails to issue conversion shares to the Lender upon exercise by the Lender of the conversion rights under the Note; or the Company breaches any covenant, agreement, or other term or condition of the Note or the accompanying Securities Purchase Agreement, Registration Rights Agreement, Irrevocable Transfer Agent Instructions, or Warrants.

After an Event of Default, in addition to all other rights under the Note, the Lender shall have the right to convert any portion of the Note at any time at a price per share equal to the Alternate Price. The “Alternate Price” shall mean the lesser of (i) the applicable conversion price under the Note, (ii) the closing price of the Common Stock on the date of the Event of Default, or (iii) $0.52.

So long as the Company has any obligation under the Note, the Company shall not, without the Lender’s written consent: pay, declare, or set apart for such payment, any dividend or other distribution; redeem, repurchase, or otherwise acquire any shares of capital stock the Company; repay any indebtedness of the Company; or sell, lease, or otherwise dispose of any significant portion of the Company’s assets outside the ordinary course of business.

The foregoing description of the Note, SPA, and RRA are qualified in its entirety by reference to the full text of the Note, SPA, and RRA copies of which are attached hereto as Exhibits 4.1, 10.1, and 10.2 respectively, and each of which is incorporated herein in its entirety by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
4.1	Promissory Note, dated March 3, 2025
10.1	Securities Purchase Agreement, dated March 3, 2025, between Safe & Green Holdings Corp. and GS Capital Partners, LLC
10.2	Registration Rights Agreement, dated March, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: March 10, 2025	By:	/s/ Michael McLaren
		Name:	Michael McLaren
		Title:	Chief Executive Officer

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